EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
EARNINGS PER SHARE
Net loss for the period attributable to ordinary equity holders from continuing operations	$ (55,102)	$ (34,637)	$ (228,961)
Finance Weighted average number of ordinary shares in issue	607,879	503,917	473,930
Basic earnings/(loss) per share for continuing operations	$ (0.09)	$ (0.07)	$ (0.48)